                                                                    EXHIBIT 99.1
                                                                  CONFORMED COPY

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                       CHICAGO BRIDGE & IRON COMPANY N.V.
                    CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
                               CBI SERVICES, INC.
                             CB&I CONSTRUCTORS, INC.
                               CB&I TYLER COMPANY


                                   $75,000,000
                               7.34% Senior Notes
                                Due July 15, 2007


                                    ---------

                             NOTE PURCHASE AGREEMENT

                                    ---------


                            Dated as of July 1, 2001




================================================================================
                                                    PPN:  16725# AA 4

                                TABLE OF CONTENTS


Section                                                                                                       Page
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
1.       AUTHORIZATION OF NOTES..................................................................................1

2.       SALE AND PURCHASE OF NOTES..............................................................................2

3.       CLOSING.................................................................................................2

4.       CONDITIONS TO CLOSING...................................................................................2
         4.1.     Representations and Warranties.................................................................2
         4.2.     Performance; No Default........................................................................3
         4.3.     Compliance Certificates........................................................................3
         4.4.     Opinions of Counsel............................................................................3
         4.5.     Purchase Permitted By Applicable Law, etc......................................................3
         4.6.     Sale of Other Notes............................................................................4
         4.7.     Payment of Special Counsel Fees................................................................4
         4.8.     Private Placement Number.......................................................................4
         4.9.     Changes in Corporate Structure.................................................................4
         4.10.    Subsidiary Guaranty............................................................................4
         4.11.    Proceedings and Documents......................................................................4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................4
         5.1.     Organization; Power and Authority..............................................................5
         5.2.     Authorization, etc.............................................................................5
         5.3.     Disclosure.....................................................................................5
         5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates...............................6
         5.5.     Financial Statements...........................................................................7
         5.6.     Compliance with Laws, Other Instruments, etc...................................................7
         5.7.     Governmental Authorizations, etc...............................................................8
         5.8.     Litigation; Observance of Agreements, Statutes and Orders......................................8
         5.9.     Taxes..........................................................................................8
         5.10.    Title to Property; Leases......................................................................9
         5.11.    Licenses, Permits, etc.........................................................................9
         5.12.    Compliance with ERISA.........................................................................10
         5.13.    Private Offering by the Company...............................................................11
         5.14.    Use of Proceeds; Margin Regulations...........................................................11
         5.15.    Existing Indebtedness; Future Liens...........................................................11
         5.16.    Foreign Assets Control Regulations, etc.......................................................12
         5.17.    Status under Certain Statutes.................................................................12
         5.18.    Environmental Matters.........................................................................12
         5.19.    Solvency of Subsidiary Guarantors.............................................................13




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
6.       REPRESENTATIONS OF THE PURCHASERS......................................................................13
         6.1.     Purchase for Investment.......................................................................13
         6.2.     Source of Funds...............................................................................13

7.       INFORMATION AS TO COMPANY..............................................................................14
         7.1.     Financial and Business Information............................................................14
         7.2.     Officer's Certificate.........................................................................17
         7.3.     Inspection....................................................................................17

8.       PREPAYMENT OF THE NOTES................................................................................18
         8.1.     Required Prepayments..........................................................................18
         8.2.     Optional Prepayments with Make-Whole Amount...................................................19
         8.3.     Allocation of Partial Prepayments.............................................................20
         8.4.     Maturity; Surrender, etc......................................................................20
         8.5.     Purchase of Notes.............................................................................20
         8.6.     Make-Whole Amount.............................................................................20

9.       AFFIRMATIVE COVENANTS..................................................................................22
         9.1.     Compliance with Law...........................................................................22
         9.2.     Insurance.....................................................................................22
         9.3.     Maintenance of Properties.....................................................................22
         9.4.     Payment of Taxes and Claims...................................................................22
         9.5.     Corporate Existence, etc......................................................................23

10.      NEGATIVE COVENANTS.....................................................................................23
         10.1.    Consolidated Net Worth........................................................................23
         10.2.    Indebtedness..................................................................................23
         10.3.    Fixed Charge Ratio............................................................................24
         10.4.    Permitted Investments.........................................................................24
         10.5.    Priority Debt.................................................................................25
         10.6.    Indebtedness of Subsidiaries..................................................................25
         10.7.    Liens.........................................................................................26
         10.8.    Sale of Assets................................................................................27
         10.9.    Mergers, Consolidations, etc..................................................................28
         10.10.   Nature of Business............................................................................29
         10.11.   Subsidiary Guaranties.........................................................................29
         10.12.   Assets of Non-Guarantor Subsidiaries..........................................................29
         10.13.   Transactions with Affiliates..................................................................30
         10.14.   Parent Guaranty...............................................................................30

11.      EVENTS OF DEFAULT......................................................................................30

12.      REMEDIES ON DEFAULT, ETC...............................................................................32
         12.1.    Acceleration..................................................................................32
         12.2.    Other Remedies................................................................................33
         12.3.    Rescission....................................................................................33



                                       ii

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
         12.4.    No Waivers or Election of Remedies, Expenses, etc.............................................34

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................34
         13.1.    Registration of Notes.........................................................................34
         13.2.    Transfer and Exchange of Notes................................................................34
         13.3.    Replacement of Notes..........................................................................35

14.      PAYMENTS ON NOTES......................................................................................35
         14.1.    Place of Payment..............................................................................35
         14.2.    Home Office Payment...........................................................................35
         14.3.    All Payments Free and Clear...................................................................36

15.      EXPENSES, ETC..........................................................................................37
         15.1.    Transaction Expenses..........................................................................37
         15.2.    Survival......................................................................................38

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................38

17.      AMENDMENT AND WAIVER...................................................................................38
         17.1.    Requirements..................................................................................38
         17.2.    Solicitation of Holders of Notes..............................................................39
         17.3.    Binding Effect, etc...........................................................................39
         17.4.    Notes held by Company, etc....................................................................39

18.      NOTICES................................................................................................40

19.      REPRODUCTION OF DOCUMENTS..............................................................................40

20.      CONFIDENTIAL INFORMATION...............................................................................41

21.      SUBSTITUTION OF PURCHASER..............................................................................42

22.      MISCELLANEOUS..........................................................................................42
         22.1.    Successors and Assigns........................................................................42
         22.2.    Payments Due on Non-Business Days.............................................................42
         22.3.    Severability..................................................................................42
         22.4.    Construction..................................................................................42
         22.5.    Counterparts..................................................................................43
         22.6.    Governing Law.................................................................................43
         22.7.    Submission to Jurisdiction....................................................................43


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SCHEDULE A          --     Information Relating to Purchasers

SCHEDULE B          --     Defined Terms

SCHEDULE 5.3        --     Disclosure of Changes

SCHEDULE 5.4        --     Subsidiaries of the Company and Ownership of
                           Subsidiary Stock

SCHEDULE 5.5        --     Financial Statements

SCHEDULE 5.8        --     Certain Litigation

SCHEDULE 5.11       --     Licenses, Permits, etc.

SCHEDULE 5.14       --     Use of Proceeds

SCHEDULE 5.15       --     Existing Indebtedness

SCHEDULE 5.18       --     Environmental Matters

SCHEDULE 5.19       --     Exceptions to Solvency Representation

SCHEDULE 10.4       --     Existing Investments

SCHEDULE 10.7       --     Existing Liens

EXHIBIT 1(a)        --     Form of Senior Note

EXHIBIT 1(b)        --     Form of Subsidiary Guaranty

EXHIBIT 4.4(a)      --     Form of Opinion of Counsel to the Company, the
                           Co-Obligors and the Subsidiary Guarantors

EXHIBIT 4.4(b)      --     Form of Opinion of Special Counsel to the Purchasers

                       CHICAGO BRIDGE & IRON COMPANY N.V.
                    CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
                               CBI SERVICES, INC.
                             CB&I CONSTRUCTORS, INC.
                               CB&I TYLER COMPANY

                           1501 North Division Street
                         Plainfield, Illinois 60544-8984
                                 (815) 439-6000
                               Fax: (815) 439-6010

                                   $75,000,000
                               7.34% Senior Notes
                                Due July 15, 2007


                                                        Dated as of July 1, 2001


TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

                   CHICAGO BRIDGE & IRON COMPANY N.V., a company organized under the laws of the Kingdom of the Netherlands having its corporate seat in Amsterdam (the "Company"); and CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CBI SERVICES, INC., a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, and CB&I TYLER COMPANY, a Delaware corporation (each of the foregoing being a Wholly Owned Subsidiary of the Company and hereinafter referred to individually as a "Co-Obligor" and collectively as the "Co-Obligors"), jointly and severally, agree with you as follows:

1.       AUTHORIZATION OF NOTES.

                   The Co-Obligors have authorized the issue and sale of $75,000,000 aggregate principal amount of their 7.34% Senior Notes, due July 15, 2007 (the "Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1(a), with such changes therefrom, if any, as may be approved by you, the Other Purchasers, the Company and the Co-Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes will be guaranteed by certain Subsidiaries (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") pursuant to the guaranty in substantially the form of Exhibit 1(b) (the "Subsidiary Guaranty"). The Notes will rank pari passu with the Indebtedness of the Co-Obligors under the Credit Agreement.

2.       SALE AND PURCHASE OF NOTES.

                   Subject to the terms and conditions of this Agreement, the Co-Obligors will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers will purchase from the Co-Obligors, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.       CLOSING.

                   The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on July 11, 2001 or on such other Business Day thereafter on or prior to July 30, 2001 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Co-Obligors will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Co-Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the accounts of the Co-Obligors to account number 55-92003 at Bank One, NA, Chicago, Illinois, ABA No. 071000013. If at the Closing the Co-Obligors shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

                   Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.     REPRESENTATIONS AND WARRANTIES.

                   The representations and warranties of the Company and the Co-Obligors in this Agreement shall be correct when made and correct in all material respects at the time of the Closing.

4.2.     PERFORMANCE; NO DEFAULT.

                   The Company and the Co-Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.     COMPLIANCE CERTIFICATES.

                   (a) Officer's Certificate. Each of the Company and the Co-Obligors shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                   (b) Secretary's Certificate. Each of the Company and the Co-Obligors shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4.     OPINIONS OF COUNSEL.

                   You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from (i) Winston & Strawn, special counsel for the Company, the Co-Obligors and the Subsidiary Guarantors, (ii) Robert H. Wolfe, Esq., Vice President, General Counsel and Secretary of Chicago Bridge & Iron Company, General Counsel to the Company, the Co-Obligors and the Subsidiary Guarantors, and (iii) De Brauw Blackstone Westbroek P.C., special Dutch counsel for the Company, the Co-Obligors and the Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company and the Co-Obligors request their counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                   On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.     SALE OF OTHER NOTES.

                   Contemporaneously with the Closing the Co-Obligors shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

                   Without limiting the provisions of Section 15.1, the Company and the Co-Obligors shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.     PRIVATE PLACEMENT NUMBER.

                   A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes by Gardner, Carton & Douglas.

4.9.     CHANGES IN CORPORATE STRUCTURE.

                   Neither the Company nor any of the Co-Obligors shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.    SUBSIDIARY GUARANTY.

                   Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty.

4.11.    PROCEEDINGS AND DOCUMENTS.

                   All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                   Each of the Company and the Co-Obligors, jointly and severally, represents and warrants to you that:

5.1.     ORGANIZATION; POWER AND AUTHORITY.

                   Each of the Company and the Co-Obligors is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Co-Obligors has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and, in the case of the Co-Obligors, the Notes, and to perform the provisions hereof and thereof.

5.2.     AUTHORIZATION, ETC.

                   This Agreement and, in the case of the Co-Obligors, the Notes have been duly authorized by all necessary corporate action on the part of the Company and each Co-Obligor, as the case may be, and this Agreement constitutes, and, in the case of each Co-Obligor, upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company and each Co-Obligor, enforceable against the Company and each Co-Obligor, as the case may be, in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                   The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     DISCLOSURE.

                   The Company and the Co-Obligors, through their agent, Banc One Capital Markets, Inc., have delivered to you and each Other Purchaser copies of the Form 10-K and a Private Placement Memorandum, dated May 2001 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum and the Form 10-K fairly describe, in all material respects, the general nature of the business of the Company and its Subsidiaries, including the Co-Obligors, taken as a whole. Except for projections, as to which no representation or warranty is made, this Agreement, the Memorandum, the Form 10-K, the Form 10-Q, the documents, certificates or other writings delivered to you by or on behalf of the Company and the Co-Obligors specifically for use in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. The projections provided to you are based upon good faith estimates and assumptions believed by the Company to be reasonable. Except as disclosed in the Memorandum, the Form 10-K, the Form 10-Q or the Company's press release dated June 18, 2001, or as expressly described in
Schedule 5.3, or in one of the documents identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2000, there has been no change in the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or the Co-Obligors that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum, the Form 10-K, the Form 10-Q or the Company's press release dated June 18, 2001, or in the other documents, certificates and other writings delivered to you by or on behalf of the Company and the Co-Obligors specifically for use in connection with the transactions contemplated hereby.

5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

                   (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the directors and senior officers of the Company and each Co-Obligor.

                   (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4). All of the outstanding shares of capital stock or similar equity interests of the Co-Obligors have been validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any Lien.

                   (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                   (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.     FINANCIAL STATEMENTS.

                   The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

                   The execution, delivery and performance by the Company and the Co-Obligors of this Agreement and, in the case of the Co-Obligors, the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Co-Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Co-Obligor is bound or by which any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

                   The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

                   No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company and the Co-Obligors of this Agreement or, in the case of the Co-

Obligors, the Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8.     LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                   (a) Except as disclosed in Schedule 5.8 or in Item 3 of the Form 10-K, there are no actions, suits or proceedings pending or, to the knowledge of the Company and the Co-Obligors, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                   (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.     TAXES.

                   (a) The Company and its Subsidiaries have filed all income tax returns and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Company nor any Co-Obligor knows of a basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1996.

                   (b) No liability for any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty levy, impost, fee, charge or withholding (each a "Tax" and collectively "Taxes"), directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of or in the Netherlands or any political subdivision thereof or therein (an "Applicable Taxing Authority") will be incurred by the Company, any Co-Obligor or any Subsidiary Guarantor or any holder of a Note as a result of the execution or delivery of this

         Agreement or the Notes and, based on present law, no deduction or withholding in respect of Taxes imposed by or for the account of any Applicable Taxing Authority or any jurisdiction (other than the United States of America) by or through which payments with respect to the Notes or pursuant to this Agreement are made by or for the Company, any Co-Obligor or any Subsidiary Guarantor is required to be made from any payment by the Company or any Co-Obligor under this Agreement or the Notes or by any Subsidiary Guarantor under the Subsidiary Guaranty except for any such withholding or deduction arising out of the conditions described in the proviso to Section 14.3(a).

5.10.    TITLE TO PROPERTY; LEASES.

                   The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.    LICENSES, PERMITS, ETC.

                   Except as disclosed in Schedule 5.11,

                   (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                   (b) to the best knowledge of the Company and the Co-Obligors, no product of the Company or any of the Co-Obligors infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                   (c) to the best knowledge of the Company and the Co-Obligors, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries, including the Co-Obligors, with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries, including the Co-Obligors.

5.12.    COMPLIANCE WITH ERISA.

                   (a) The Company and each ERISA Affiliate, including the Co-Obligors, have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate, including the Co-Obligors, has incurred any liability pursuant to Title I or IV of

         ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, including the Co-Obligors, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, including the Co-Obligors, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                   (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                   (c) The Company and its ERISA Affiliates, including the Co-Obligors, have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                   (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, as amended by Financial Accounting Standards Board Statement No. 132, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries, including the Co-Obligors, is not Material.

                   (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company and the Co-Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
         Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.    PRIVATE OFFERING BY THE COMPANY.

                   None of the Company, the Co-Obligors or anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale (without general solicitation or advertising) for investment. None of the Company, the Co-Obligors or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

                   The Co-Obligors will apply the proceeds of the sale of the Notes to general corporate purposes, including to repay or refinance Indebtedness as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.0% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.0% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15.    EXISTING INDEBTEDNESS; FUTURE LIENS.

                   (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary, including any Co-Obligor, is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 in the aggregate that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                   (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary, including any Co-Obligor, has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.7.

5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Notes by the Co-Obligors hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    STATUS UNDER CERTAIN STATUTES.

                   Neither the Company nor any Subsidiary, including any Co-Obligor, is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.    ENVIRONMENTAL MATTERS.

                   Neither the Company nor any Subsidiary, including any Co-Obligor, has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries, including any Co-Obligor, or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect or as disclosed in Schedule 5.18 or in the Form 10-K. Except as otherwise described in Schedule 5.18,

                   (a) neither the Company nor any Subsidiary, including any Co-Obligor, has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                   (b) neither the Company nor any Subsidiary, including any Co-Obligor, has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                   (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries, including the Co-Obligors, are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.    SOLVENCY OF SUBSIDIARY GUARANTORS.

                   Except as set forth on Schedule 5.19, after giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (iii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iv) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1.     PURCHASE FOR INVESTMENT.

                   You represent that (i) you are an Institutional Investor (as defined in clause b of such defined term set forth in Schedule B hereto) and an "accredited investor" as defined in Rule 501(a) under the Securities Act and
(ii) you are purchasing the Notes to be purchased by you for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes constitute "restricted securities" and have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available and that the Co-Obligors are not required, and do not intend, to register the Notes.

6.2.     SOURCE OF FUNDS.

                   You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                   (a) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                   (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                   (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                   (d) the Source is a governmental plan; or

                   (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                   (f) the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

                   (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1.     FINANCIAL AND BUSINESS INFORMATION

                  The Company will deliver to each holder of Notes that is an Institutional Investor:

                   (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                       (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                       (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the specified dates being reported on and their consolidated results of operations and cash flows for the respective periods specified, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                   (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                       (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

                       (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the specified dates being reported upon and their consolidated results of operations and cash flows for the respective periods specified and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with such accountant's opinion, shall be deemed to satisfy the requirements of this Section 7.1(b);

                   (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

                   (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                   (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate, including any Co-Obligor, proposes to take with respect thereto:

                       (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                       (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate, including any Co-Obligor, of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                       (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate, including any Co-Obligor, pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, including any Co-Obligor, pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                   (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                   (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of any of them to perform its obligations hereunder and under the Notes or the Subsidiary Guaranty as from time to time may be reasonably requested by any such holder of Notes.

7.2.     OFFICER'S CERTIFICATE.

                   Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                   (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company and the Co-Obligors were in compliance with the requirements of Sections 10.1 through 10.9, inclusive, and Section 10.12 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                   (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries, including the Co-Obligors, from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company and the Co-Obligors shall have taken or propose to take with respect thereto.

7.3.     INSPECTION.

                  The Company and the Co-Obligors will permit the representatives of each holder of Notes that is an Institutional Investor:

                   (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Co-Obligor, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Prior to or concurrently with any inspection pursuant to this Section 7, the holder, if requested by the Company, shall have entered into a confidentiality agreement with the Company, reasonably satisfactory to it and the Company, so as to avoid any disclosure obligation on the Company under Regulation FD under the Exchange Act.

8.       PREPAYMENT OF THE NOTES.

8.1.     REQUIRED PREPAYMENTS.

                   (a) Required Prepayments. On each of July 15, 2005 and July 15, 2006, the Co-Obligors will prepay $25,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
         Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

                   (b) Change of Control Prepayments. Upon the occurrence of a Change of Control Event, the Co-Obligors, upon notice as provided below, shall offer to prepay the entire principal amount of the Notes at 100% of the principal amount thereof, plus accrued interest. The Company shall give notice of any offer to prepay the Notes to each holder of the Notes promptly, but in no event later than 5 Business Days, after any Responsible Officer has actual knowledge of a Change of Control Event. Such notice shall specify (i) the nature of the Change of Control Event in reasonable detail, (ii) the date fixed for prepayment, which, to the extent practicable, shall be not less than 30 or more than 60 calendar days after the date of such notice, but in any event shall not be later than the Effective Date of the Change of Control if it has not occurred or 15 Business Days thereafter if it has occurred, (iii) the estimated Effective Date of the Change of Control if it has not occurred, (iv) the interest to be paid on the prepayment date with respect to such principal amount being prepaid and (v) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which shall not be later than 30 calendar days after the date of such notice. Failure by a holder of Notes to respond to an offer made pursuant to this Section 8.1(b) shall be deemed to constitute rejection of such offer by such holder.

         The obligation of the Co-Obligors to prepay Notes pursuant to the offers required by, and accepted in accordance with, this Section 8.1(b) is subject to the effectiveness of the Change of Control Event in respect of which such offers and acceptances shall have been made. In the event that the Effective Date of the Change of Control does not occur on the proposed prepayment date in respect thereof, the prepayment shall be deferred until and shall be made on the Effective Date of the Change of Control. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the expected Effective Date of the Change of Control and (iii) any determination by the Company that efforts to consummate the change of control constituting the Change of Control Event have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.1(b) shall be deemed rescinded).

8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

                   The Co-Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     ALLOCATION OF PARTIAL PREPAYMENTS.

                   In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.     MATURITY; SURRENDER, ETC.

                   In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Co-Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Co-Obligors and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.     PURCHASE OF NOTES.

                   The Company and the Co-Obligors will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Co-Obligors will promptly cancel all Notes acquired by them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.     MAKE-WHOLE AMOUNT.

                  The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called

         Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                   Each of the Company and the Co-Obligors covenants that so long as any of the Notes are outstanding:

9.1.     COMPLIANCE WITH LAW.

                   The Company and the Co-Obligors will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.     INSURANCE.

                   The Company and the Co-Obligors will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.     MAINTENANCE OF PROPERTIES.

                   The Company and the Co-Obligors will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company, any Co-Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.     PAYMENT OF TAXES AND CLAIMS.

                   The Company and the Co-Obligors will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company, any Co-Obligor or any Subsidiary, provided that none of the Company, the Co-Obligors or any Subsidiary, need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company, such Co-Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company, such Co-Obligor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company, such Co-Obligor or such Subsidiary, or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.     CORPORATE EXISTENCE, ETC.

                   Except as permitted by Section 10.9, the Company and each Co-Obligor will at all times preserve and keep in full force and effect its corporate existence. Except as permitted by Sections 10.8 and 10.9, the Company and the Co-Obligors will at all times preserve and keep in full force and effect the corporate existence of each Subsidiary (unless merged into the Company or another Subsidiary) and all rights and franchises of the Company, the Co-Obligors and the Subsidiaries, unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.      NEGATIVE COVENANTS.

                   Each of the Company and the Co-Obligors covenants that so long as any of the Notes are outstanding:

10.1.    CONSOLIDATED NET WORTH.

                   The Company and the Co-Obligors will not permit Consolidated Net Worth at any time to be less than (i) $160,000,000 plus (ii) the cumulative sum of 50% of Consolidated Net Income (but only if a positive number) for each fiscal quarter ending after June 30, 2001.

10.2.    INDEBTEDNESS.

                   The Company and the Co-Obligors will not, and will not permit any Subsidiary to, incur additional Indebtedness, if after giving effect thereto and to the application of proceeds thereof, the ratio of Consolidated Total Debt to Consolidated Operating Cash Flow (for the Company's then most recently completed four fiscal quarters) would be greater than 3.0 to 1.0. If, during the period for which Consolidated Operating Cash Flow is being calculated, the Company or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this Section 10.2 shall be determined by calculating Consolidated Operating Cash Flow on a pro forma basis as if such Subsidiary had become such on the first day of such period.

10.3.    FIXED CHARGE RATIO

                   The Company and the Co-Obligors will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated Income Available for Fixed Charges to Consolidated Fixed Charges for the period of four quarters ending as of the last day of each fiscal quarter to be less than 1.75 to 1.00. If, during the period for which Consolidated Income Available for Fixed Charges and Consolidated Fixed Charges are being calculated, the Company or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this
Section 10.3 shall be determined by calculating Consolidated Income Available for Fixed Charges and Consolidated Fixed Charges on a pro forma basis as if such Subsidiary had become such on the first day of such period and any Indebtedness incurred in connection therewith was incurred on such date.

10.4.    PERMITTED INVESTMENTS.

                   The Company and the Co-Obligors will not make or have, and will not permit any Subsidiary to make or have, any Investments other than:

                   (a) Investments in property to be used or consumed in the ordinary course of business;

                   (b) Current assets (as determined in accordance with GAAP) arising from the sale of goods and services in the ordinary course of business;

                   (c) Investments in Subsidiaries or in a Person that, as a result thereof, becomes a Subsidiary;

                   (d) Investments not otherwise permitted by this Section 10.4 existing as of the date of Closing that are listed in the attached
         Schedule 10.4;

                   (e) Investments in:

                       (i) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition issued by commercial banks organized in the United States or Canada whose capital and surplus exceeds $100,000,000 and whose long-term debt is rated at least "A2" by Moody's or at least "A" by S&P;

                       (ii) commercial paper maturing within 270 days from the date of issuance and rated at least "A1" by Moody's or "P1" by S&P;

                       (iii) obligations of or fully guaranteed by the United States of America or an agency thereof maturing within one year from the date of acquisition;

                       (iv) investments in repurchase agreements fully collateralized with obligations of the type described in clause (iii) with a bank satisfying the requirements of clause (i);

                       (v) state or municipal securities maturing within one year from the date of acquisition that are rated "AA" or better by S&P or "Aa2" or better by Moody's or that have received an equivalent rating by another rating agency of recognized national standing; and

                   (f) Investments not included in paragraphs (a) through (e) of this Section 10.4, provided that the aggregate amount of such Investments does not exceed 15% of Consolidated Net Worth at any time.

As of any date of determination, each Investment shall be valued at the greater of:

                   (x) the amount at which such Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Investment is not shown on any such books); and

                   (y) either

                       (i) in the case of any Guaranty of the obligation of any
                   Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

                       (ii) in the case of any other Investment, the excess of
                   (x) the greater of (A) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Investment through the sale or other liquidation thereof or part thereof or otherwise.

10.5.    PRIORITY DEBT.

                   The Company and the Co-Obligors will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth as of the then most recently completed fiscal quarter.

10.6.    INDEBTEDNESS OF SUBSIDIARIES.

                  The Company and Co-Obligors will not at any time permit any Subsidiary (other than a Co-Obligor), directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Indebtedness other than:

                   (a) Indebtedness of a Subsidiary outstanding on the date of Closing and listed on Schedule 5.15 and any extension, renewal or refunding thereof, provided that the principal amount outstanding at the time of such extension, renewal or refunding is not increased;

                   (b) Indebtedness of a Subsidiary owed to the Company or another Wholly Owned Subsidiary;

                   (c) Guaranties by a Subsidiary of Indebtedness of another Subsidiary or of the Company;

                   (d) Indebtedness under the Credit Agreement of a Subsidiary Guarantor that becomes a borrower under the Credit Agreement after the Closing Date;

                   (e) Indebtedness evidenced by loans from Lealand Finance Company B.V. to any Subsidiary that is not a Subsidiary Guarantor not exceeding $20,000,000 in aggregate principal amount outstanding at any time; and

                   (f) Indebtedness of a Subsidiary not otherwise permitted by the preceding clauses (a) through (e), provided that immediately before and after giving effect to the incurrence thereof and to the application of the proceeds thereof,

                       (i) no Default or Event of Default exists, and

                       (ii) the aggregate amount of all Indebtedness incurred pursuant to this Section 10.6(f) does not exceed 20% of Consolidated Net Worth.

10.7.    LIENS.

                   The Company and the Co-Obligors will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

                   (a) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by
         Section 9.4;

                   (b) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

                   (c) Liens incidental to the normal conduct of business of the Company or any Subsidiary or the ownership of its property that are not incurred in connection with the incurrence of Indebtedness or the borrowing of money and that do not in the aggregate materially impair the use of such property in the operation of the business of the Company and its Subsidiaries, taken as a whole, or the value of such property for the purpose of such business;

                   (d) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property, minor survey exceptions and defects in title incidental to the ownership of property or assets or to the ordinary conduct of business, which, individually and in the aggregate, do not materially impair the use of the property or assets subject thereto;

                   (e) Liens existing as of the date of Closing that are listed in Schedule 10.7;

                   (f) the extension, renewal or replacement of any Lien permitted by Section 10.7(e), provided that (i) there is no increase in the principal amount or a shortening of maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, and (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien;

                   (g) Liens (i) existing on property at the time of its acquisition or construction by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Subsidiary; or (ii) on property created contemporaneously or within 180 days of the acquisition or completion of construction or improvement thereof to secure or provide for all or a portion of the purchase price or cost of construction or improvement of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Company or any Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company);

                   (h) Liens securing Indebtedness of a Subsidiary to the Company or another Wholly Owned Subsidiary; and

                   (i) in addition to the Liens permitted by the preceding clauses (a) through (h) of this Section 10.7, Liens securing Indebtedness of the Company or a Subsidiary that is permitted to be outstanding pursuant to Sections 10.2, 10.5 and 10.6, provided that the outstanding aggregate principal amount of Indebtedness secured by such Liens does not at any time exceed 20% of Consolidated Net Worth.

10.8.    SALE OF ASSETS.

                  Except as permitted by Section 10.9, the Company and the Co-Obligors will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Subsidiaries, in one or more transactions, to any Person, other than (a) Dispositions in the ordinary course of business, including Dispositions of obsolete equipment, (b) Dispositions in connection with Permitted Sale and Leaseback Transactions and
(c) Dispositions not otherwise permitted by this Section 10.8, provided that the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.8(c) does not exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Company and the Co-Obligors may make, or may permit any Subsidiary to make, a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (c) of the preceding sentence to the extent that the net proceeds from such Disposition are within 365 days of such Disposition (x) reinvested in productive assets consistent with Section 10.10 or (y) applied to the payment or prepayment of any outstanding Indebtedness ranking pari passu with the Notes (other than Indebtedness owing to the Company, any of its Subsidiaries or any Affiliate or in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Indebtedness).

10.9.    MERGERS, CONSOLIDATIONS, ETC.

                  The Company and Co-Obligors will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

                   (a) the Company or a Co-Obligor may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                       (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease of all or substantially all of the assets of the Company or a Co-Obligor as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia) or, in the case of the Company, under the laws of the Kingdom of the Netherlands, and, if the Company or a Co-Obligor is not such corporation, such corporation (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (y) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                       (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist; and

                       (iii) the Company or such successor, as the case may be, could incur $1.00 of additional Indebtedness; and

                   (b) any Subsidiary other than a Co-Obligor may (x) merge into the Company or a Co-Obligor (provided that the Company or such Co-Obligor is the surviving corporation) or another Wholly Owned Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or a Co-Obligor or another Wholly Owned Subsidiary, or
         (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.8 or, as a result of which, such Person becomes a Subsidiary; provided in each instance set forth in clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company or a Co-Obligor shall have the effect of releasing the Company or such Co-Obligor or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.8 from its liability under this Agreement or the Notes.

10.10.   NATURE OF BUSINESS.

                   The Company and the Co-Obligors will not engage, and will not permit any Subsidiary to engage, in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

10.11.   SUBSIDIARY GUARANTIES.

                   The Company and the Co-Obligors will not permit any Subsidiary to (i) become a borrower under the Credit Agreement, (ii) become a guarantor of Indebtedness owed to banks under the Credit Agreement or (iii) directly or indirectly guarantee any Indebtedness or other obligations of the Company or any Co-Obligor unless such Subsidiary is, or concurrently therewith becomes, a party to the Subsidiary Guaranty.

10.12.   ASSETS OF NON-GUARANTOR SUBSIDIARIES.

                   The Company and the Co-Obligors will not permit Subsidiaries that are not Subsidiary Guarantors (other than the Co-Obligors) to account for more than 10% of Consolidated Total Assets at any time.

10.13.   TRANSACTIONS WITH AFFILIATES.

                   The Company and the Co-Obligors will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.14.   PARENT GUARANTY.

                   The Company will not incur Indebtedness under the Credit Agreement unless it has guaranteed, or concurrently therewith guarantees, the Notes pursuant to a written Guaranty in form and substance satisfactory to you and the other holders of the Notes.

11.      EVENTS OF DEFAULT.

                   An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                   (a) any Co-Obligor defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                   (b) any Co-Obligor defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                   (c) the Company or any Co-Obligor defaults in the performance of or compliance with any term contained in Sections 7.1(e) or Sections
         10.1 through 10.14; or

                   (d) the Company or any Co-Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                   (e) any representation or warranty made in writing by or on behalf of the Company, any Co-Obligor or any Subsidiary Guarantor or by any officer of any of them in this Agreement, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                   (f) (i) the Company, any Co-Obligor or any Subsidiary Guarantor is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of $10,000,000 beyond any period of grace provided with respect thereto or (ii) the Company, any Co-Obligor or any Subsidiary Guarantor is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time, the right of the holder of Indebtedness to convert such Indebtedness into equity interests or the obligation of the Company or any Subsidiary to apply proceeds from an asset sale, financing or sale and leaseback transaction to the repayment of Indebtedness outstanding under the Credit Agreement), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its scheduled maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000;

                   (g) the Company, any Co-Obligor or any Subsidiary Guarantor
         (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                   (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any Co-Obligor or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any Co-Obligor or any Subsidiary Guarantor, or any such petition shall be filed against the Company, any Co-Obligor or any Subsidiary and such petition shall not be dismissed within 60 days; or

                   (i) a final judgment or judgments for the payment of money aggregating $10,000,000 are rendered against one or more of the Company, any Co-Obligor or any Subsidiary Guarantor, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000 (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect;

                   (k) any Subsidiary Guarantor defaults in the performance of or compliance with any material term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company, any Co-Obligor or any Subsidiary Guarantor or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company, any Co-Obligor or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1.    ACCELERATION.

                   (a) If an Event of Default with respect to the Company, any Co-Obligor or any Subsidiary Guarantor described in paragraph (g) or
         (h) of Section 11 (other than an Event of Default described in clause
         (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph
         (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                   (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company and the Co-Obligors, declare all Notes then outstanding to be immediately due and payable.

                   (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company and the Co-Obligors, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company and the Co-Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Co-Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Co-Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.    OTHER REMEDIES.

                   If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.    RESCISSION.

                   At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company and the Co-Obligors, may rescind and annul any such declaration and its consequences if (a) the Co-Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                   No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company and the Co-Obligors under Section 15, the Company and the Co-Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    REGISTRATION OF NOTES.

                   The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more

Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.    TRANSFER AND EXCHANGE OF NOTES.

                   Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Co-Obligors shall execute and deliver, at the Co-Obligors' expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Co-Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

13.3.    REPLACEMENT OF NOTES.

                   Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note that is an Institutional Investor with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof,

the Co-Obligors at their own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    PLACE OF PAYMENT.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank One, NA in such jurisdiction. The Co-Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of a Co-Obligor in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.    HOME OFFICE PAYMENT.

                  So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Co-Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company and the Co-Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company or the Co-Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Co-Obligors at the principal executive offices of the Co-Obligors or at the place of payment most recently designated by the Co-Obligors pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Co-Obligors in exchange for a new Note or Notes pursuant to Section 13.2. The Company and the Co-Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

14.3.    ALL PAYMENTS FREE AND CLEAR.

                   (a) Any and all payments made under this Agreement or the Notes to or for the account of any holder of a Note shall be made free and clear of, and without deduction or withholding for or on account of, any Tax, except to the extent such deduction or withholding is required by law. If any Tax is required by law to be deducted or withheld from any such payments by the Company, any Co-Obligor or any Subsidiary Guarantor, the Company, such Co-Obligor or such Subsidiary Guarantor, as the case may be, will make such deductions or withholding and pay to the relevant taxing authority the full amount deducted or withheld before penalties attach thereto or interest accrues thereon. In the event of the imposition by or for the account of any Applicable Taxing Authority or of any Governmental Authority of any jurisdiction in which the Company, any Co-Obligor or any Subsidiary Guarantor resides for tax purposes or any jurisdiction from or through which the Company, any Co-Obligor or any Subsidiary Guarantor is making any payment in respect of any Note or pursuant to this Agreement, other than any Governmental Authority of or in the United States of America or any political subdivision thereof or therein (or of any other jurisdiction in which the holder of a Note resides for tax purposes or receives payment in respect of a Note or pursuant to this Agreement), of any Tax upon or with respect to any payments in respect of any Note or pursuant to this Agreement, whether by withholding or otherwise, the Company, such Co-Obligor or such Subsidiary Guarantor, as the case may be, making such payment agrees to pay forthwith from time to time in connection with each payment on the Notes or pursuant to this Agreement to each holder of a Note such amounts as shall be required so that every payment received by such holder will not, after the deduction or withholding of or other payment for or on account of such Tax and any interest or penalties relating thereto, as well as any additional Tax to be withheld or deducted in respect of such amounts be less than the amount due and payable to such holder in respect of such Note or under this Agreement before the assessment of such Tax; provided, however, that none of the Company, any Co-Obligor or any Subsidiary Guarantor shall be obliged to pay such amounts to any holder of a Note in respect of Taxes to the extent such Taxes exceed the Taxes that would have been payable:

                       (i) had such holder not had any connection with the Netherlands (or other foreign domicile of a Co-Obligor or a Subsidiary Guarantor) or any territory or political subdivision thereof other than the mere holding of a Note with the benefit of the Subsidiary Guaranty (or the receipt of any payments in respect thereof) or activities incidental thereto (including enforcement thereof); or

                       (ii) but for the delay or failure by such holder (following a written request by the Company, a Co-Obligor or a Subsidiary Guarantor) in the filing with an appropriate Governmental Authority or otherwise of forms, certificates, documents, applications or other reasonably required evidence, that is required to be filed by such holder to avoid or reduce such Taxes and that in the case of any of the foregoing would not result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person (collectively, "Forms") and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this clause (ii) upon the good faith completion and submission of such Forms as may be specified in a written request of the Company, a Co-Obligor or a Subsidiary Guarantor no later than 45 days after receipt by such holder of such written request (which written request shall be accompanied by a copy of such Forms and all applicable instructions and, if any such Forms or instructions shall not be in the English language, an English translation thereof).

                   (b) Within 60 days after the date of any payment by any of the Company, a Co-Obligor or a Subsidiary Guarantor of any Tax in respect of any payment under the Notes or this Agreement, the Company, a Co-obligor or a Subsidiary Guarantor, as the case may be, shall furnish to each holder of a Note the original tax receipt for the payment of such Tax (or if such original tax receipt is not available, a duly certified copy of the original tax receipt), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

                   (c) The obligations of the Company, the Co-Obligors and the Subsidiary Guarantors under this Section 14.3 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

15.      EXPENSES, ETC.

15.1.    TRANSACTION EXPENSES.

                   Whether or not the transactions contemplated hereby are consummated, the Company and the Co-Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the Subsidiary Guaranty or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company and the Co-Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    SURVIVAL.

                   The obligations of the Company and the Co-Obligors under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                   All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note (but only as of the date originally made), regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Co-Obligor pursuant to this Agreement shall be deemed representations and warranties of the Company and the Co-Obligors under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and the Co-Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1.    REQUIREMENTS.

                   This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company, each Co-Obligor and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    SOLICITATION OF HOLDERS OF NOTES.

                   (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                   (b) Payment. Neither the Company nor any Co-Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    BINDING EFFECT, ETC.

                   Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and each Co-Obligor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, the Co-Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" or "the Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.    NOTES HELD BY COMPANY, ETC.

                   Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                   All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                       (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company and the Co-Obligors in writing,

                       (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company and the Co-Obligors in writing, or

                       (iii) if to the Company, any Co-Obligor or any Subsidiary Guarantor at the address set forth at the beginning hereof to Chicago Bridge & Iron Company (DELAWARE) to the attention of the Treasurer, or at such other address as the Company, such Co-Obligor or such Subsidiary Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                   This Agreement and all documents relating thereto, including
(a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company and the Co-Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, any Co-Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

                   For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company or a Co-Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) after making your best effort to give prior notice to the Company, in response to any subpoena or other legal process, (y) after making your best effort to give prior notice to the Company, in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                   You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company and the Co-Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in
Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company and the Co-Obligors of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1.    SUCCESSORS AND ASSIGNS.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

                   Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.    SEVERABILITY.

                   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.    CONSTRUCTION.

                   Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.    COUNTERPARTS.

                   This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.    GOVERNING LAW.

                   This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.7.    SUBMISSION TO JURISDICTION.

                   ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES MUST BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND EACH CO-OBLIGOR CONSENT, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE CO-OBLIGORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE IN SUCH COURTS, INCLUDING BUT NOT LIMITED TO ANY OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY DOCUMENT RELATED HERETO. EACH OF THE COMPANY AND THE CO-OBLIGORS WAIVES PERSONAL

SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

                   TO THE EXTENT THAT THE COMPANY OR A CO-OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE COMPANY AND EACH CO-OBLIGOR IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE NOTES.

                   THE COMPANY AND EACH CO-OBLIGOR IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CHICAGO BRIDGE & IRON COMPANY (DELAWARE) AND ITS SUCCESSORS AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE, FOR AND ON ITS BEHALF, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN SUCH ACTION, SUIT OR PROCEEDING IN THE CASE OF THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES OF AMERICA LOCATED IN THE NORTHERN DISTRICT OF ILLINOIS, WHICH SERVICE MAY BE MADE ON ANY SUCH DESIGNEE, APPOINTEE OR AGENT OF THE COMPANY OR ANY CO-OBLIGOR OR EACH OF THEM IN ACCORDANCE WITH LEGAL PROCEDURES PRESCRIBED FOR SUCH COURTS.



                                    * * * * *

                   If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement among you, the Company and the Co-Obligors.

                                Very truly yours,

                                CHICAGO BRIDGE & IRON COMPANY N.V.
                                By:  Chicago Bridge & Iron Company B.V.,
                                     its Managing Director

                                By:                 /s/ Timothy J. Wiggins
                                   ---------------------------------------------
                                Name:               Timothy J. Wiggins
                                     -------------------------------------------
                                Title:              Managing Director
                                      ------------------------------------------


                                CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

                                By:                 /s/ Timothy J.P. Moran
                                   ---------------------------------------------
                                Name:               Timothy J.P. Moran
                                     -------------------------------------------
                                Title:              Treasurer
                                      ------------------------------------------


                                CBI SERVICES, INC.

                                By:                 /s/ Dennis C. Planic
                                   ---------------------------------------------
                                Name:               Dennis C. Planic
                                     -------------------------------------------
                                Title:              Treasurer
                                      ------------------------------------------


                                CB&I CONSTRUCTORS, INC.

                                By:                 /s/ Timothy J.P. Moran
                                   ---------------------------------------------
                                Name:               Timothy J.P. Moran
                                     -------------------------------------------
                                Title:              Treasurer
                                      ------------------------------------------


                                CB&I TYLER COMPANY

                                By:                 /s/ Timothy J.P. Moran
                                   ---------------------------------------------
                                Name:               Timothy J.P. Moran
                                     -------------------------------------------
                                Title:              Treasurer
                                      ------------------------------------------

The foregoing is hereby agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By:      /s/ Ronald A. Mendel
    ------------------------------------
Name:    Ronald A. Mendel
     -----------------------------------

By:      /s/ Patricia W. Wilson
    ------------------------------------
Name:    Patricia W. Wilson
     -----------------------------------

     Authorized Signatories

TRANSAMERICA LIFE INSURANCE COMPANY

By:      /s/ Bill Henricksen
   ------------------------------------
Name:    Bill Henricksen
     ----------------------------------
Title:   Vice President
      ---------------------------------

TRANSAMERICA OCCIDENTAL LIFE
    INSURANCE COMPANY

By:      /s/ Bill Henricksen
   ------------------------------------
Name:    Bill Henricksen
     ----------------------------------
Title:   Vice President
      ---------------------------------

NATIONWIDE LIFE AND ANNUITY
    INSURANCE COMPANY

By:      /s/ Mark W. Poeppelman
   ------------------------------------
Name:    Mark W. Poeppelman
     ----------------------------------
Title:   Associate Vice President
      ---------------------------------

NATIONWIDE LIFE INSURANCE
    COMPANY

By:      /s/ Mark W. Poeppelman
   ------------------------------------
Name:    Mark W. Poeppelman
     ----------------------------------
Title:   Associate Vice President
      ---------------------------------

PHOENIX LIFE INSURANCE COMPANY

By:      /s/ Christopher M. Wilkos
   ------------------------------------
Name:    Christopher M. Wilkos
     ----------------------------------
Title:   Senior Vice President--
      ---------------------------------
       Corporate Portfolio Management
      ---------------------------------

LUTHERAN BROTHERHOOD

By:      /s/ Keri L. Reich
   ------------------------------------
Name:    Keri L. Reich
     ----------------------------------
Title:   Portfolio Manager
      ---------------------------------

AMERICAN UNITED LIFE INSURANCE COMPANY

By:      /s/ G. David Sapp
   ---------------------------------------
Name:    G. David Sapp
     -------------------------------------
Title:   Senior Vice President Investments
      ------------------------------------

MODERN WOODMEN OF AMERICA

By:      /s/ Clyde C. Schoeck
   ------------------------------------
Name:    Clyde C. Schoeck
     ----------------------------------
Title:   President
      ---------------------------------

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS


                                                      PRINCIPAL AMOUNT OF
Name of Purchaser                                    NOTES TO BE PURCHASED
-------------------                          ---------------------------------------
ALLSTATE LIFE INSURANCE COMPANY                            $3,000,000
                                                           $3,000,000
                                                           $6,000,000
                                                           $6,000,000
                                                           $5,000,000


Nominee name in which Notes are to be registered:     Allstate Life Insurance Company


(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium in the format as follows:

         BBK=              Harris Trust and Savings Bank
                           ABA #071000288
         BNF=              Allstate Life Insurance Company
                           Collection Account #168-117-0
         ORG=              Chicago Bridge & Iron
         OBI=              DPP -    16725# AA 4
                           Payment Due Date (MM/DD/YY) - P            (Enter "P"
                           and amount of principal being remitted, for example,
                           P5000000.00) - I             (Enter "I" and amount of
                           interest being remitted, for example I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

                  Allstate Insurance Company
                  Investment Operations  -  Private Placements
                  3075 Sanders Road, STE G4A
                  Northbrook, IL 60062-7127
                  Telephone:        (847) 402-2769
                  Telecopy:         (847) 326-5040

(3)      Securities to be delivered to:

                  Citibank, Federal Savings Bank
                  U.S. Custody & Employee Benefit Trust
                  500 W. Madison Street, Floor 6, Zone 4
                  Chicago, Illinois 60661-2591
                  Attention:  Pam Jost
                  For Allstate Life Insurance Company/ Safekeeping Account No. 846627



                                   Schedule A

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

                  Allstate Life Insurance Company
                  Private Placements Department
                  3075 Sanders Road, STE G5D
                  Northbrook, Illinois 60062-7127
                  Telephone:        (847) 402-8922
                  Telecopy:         (847) 402-3092



Tax I.D. #:       36-2554642

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                          PRINCIPAL AMOUNT OF
Name of Purchaser                                        NOTES TO BE PURCHASED
-------------------                              ---------------------------------------
TRANSAMERICA LIFE INSURANCE COMPANY                            $8,000,000


Nominee name in which Notes are to be registered:     Transamerica Life Insurance
                                                      Company

(1)      Payments:

         All payments on account of the Transamerica Life Insurance Company, shall be made by wire transfer of immediately available funds to:

                  Citibank, N.A.
                  111 Wall Street
                  New York, NY  10043
                  ABA #021000089
                  DDA #36218394
                  Custody Account No. 847659
                  FC Transamerica Life Insurance Company

         ADDITIONAL REQUIRED INFORMATION: Identify source and application of funds. Include the following: Security/Issuer Description, CUSIP (if available), principal and interest.

(2)      Payment Advice and Original Note:

         All notice of and confirmation of payment information and the ORIGINAL note should be sent to the following address stating that the certificate is registered in the name of Transamerica Life Insurance Company.

                  AEGON USA Investment Management, Inc.
                  Attn:  Angie Naslund
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5113
                  FAX #:  (319) 896-6843

                                   Schedule A

(3)      Other Communication:

         All other communications including financial statement and reporting should be directed to both:

                  AEGON USA Investment Management, Inc.
                  Attn:  Director of Private Placements
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5335
                  FAX #:  319/369-2666

                  and

                  AEGON USA Investment Management, Inc.
                  Attn:  Lizz Taylor--Private Placements
                  400 West Market Street
                  Louisville, KY 40202
                  FAX#:  502/560-2030

Tax I.D.#:        39-0989781

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                                 PRINCIPAL AMOUNT OF
Name of Purchaser                                               NOTES TO BE PURCHASED
-------------------                                     ---------------------------------------
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                        $8,000,000


Nominee name in which Notes are to be registered:             Transamerica Occidental Life
                                                              Insurance Company

(1)      Payments:

         All payments on account of the TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY shall be made by wire transfer of immediately available funds to:

                  Boston Safe Deposit Trust
                  ABA# - 011001234
                  Credit DDA Account #125261
                  Attn: MBS Income, cc1253
                  Custody account # TRAF1505252
                  FC TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY.

         ADDITIONAL REQUIRED INFORMATION: Identify source and application of funds. Include the following: Security/Issuer Description, CUSIP (if available), principal and interest.

(2)      Payment Advice and Original Note:

         All notice of and confirmation of payment information and The ORIGINAL note should be sent to the following address stating that the certificate is registered in the name of Transamerica Occidental Life Insurance Company.

                  AEGON USA Investment Management, Inc.
                  Attn: Angie Naslund
                  4333 Edgewood Road NE
                  Cedar Rapids, IA 52499-5113
                  Fax #: (319) 896-6843

(3)      Other Communication:

         All other communications including financial statement and reporting should be directed to both:

                                   Schedule A

                  AEGON USA Investment Management, Inc.
                  Attn:  Director of Private Placements
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5335
                  FAX #:  319/369-2666

                  and

                  AEGON USA Investment Management, Inc.
                  Attn:  Lizz Taylor--Private Placements
                  400 West Market Street
                  Louisville, KY 40202
                  FAX#:  502/560-2030




Tax I.D.#:        95-1060502

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                              PRINCIPAL AMOUNT OF
Name of Purchaser                                            NOTES TO BE PURCHASED
--------------------                                 ---------------------------------------
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY                      $4,000,000



Nominee name in which Notes are to be registered:    Nationwide Life and Annuity Insurance
                                                     Company

(1)        Send notices and communications to:

                  Nationwide Life and Annuity Insurance Company
                  One Nationwide Plaza  (1-33-05)
                  Columbus, Ohio  43215-2220
                  Attention:  Corporate Fixed-Income Securities

(2)        Wiring instructions:

                  The Bank of New York
                  ABA #021-000-018
                  BNF: IOC566
                  F/A/O Nationwide Life and Annuity Insurance Company
                  Attn: P & I Department
                  PPN# _________________
                  Security Description ____________________________

(3)        Check instructions:

                  Nationwide Life and Annuity Insurance Company
                  c/o The Bank of New York
                  Attn: P & I Department
                  P O Box 19266
                  Newark, NJ  07195

                  (Checks should be made payable to:
                  Nationwide Life and Annuity Insurance Company and identified as to issuer, security, principal and interest)

(4) All notices of payment on or in respect to the security should be sent to:

                                   Schedule A

                  Nationwide Life and Annuity Insurance Company
                  c/o The Bank of New York
                  P O Box 19266
                  Attn:  P & I Department
                  Newark, NJ  07195

           With a copy to:

                  Nationwide Life and Annuity Insurance Company
                  Attn: Investment Accounting
                  One Nationwide Plaza  (1-32-05)
                  Columbus, Ohio  43215-2220

(5) The original note should be registered in the name of Nationwide Life and Annuity Insurance Company and delivered to:

                  The Bank of New York
                  One Wall Street
                  3rd Floor - Window A
                  New York, NY  10286
                  F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961





Tax I.D.#:        31-1000740

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS


                                                             Principal Amount of
Name of Purchaser                                           Notes to be Purchased
-------------------                                 ---------------------------------------
NATIONWIDE LIFE INSURANCE COMPANY                                 $9,000,000


Nominee name in which Notes are to be registered:    Nationwide Life Insurance Company

(1)        Send notices and communications to:

                  Nationwide Life Insurance Company
                  One Nationwide Plaza  (1-33-05)
                  Columbus, Ohio  43215-2220
                  Attention:  Corporate Fixed-Income Securities

(2)        Wiring instructions:

                  The Bank of New York
                  ABA #021-000-018
                  BNF: IOC566
                  F/A/O Nationwide Life Insurance Company
                  Attn: P & I Department
                  PPN# 16725# AA 4
                  Security Description ____________________________

(3)        Check instructions:

                  Nationwide Life Insurance Company
                  c/o The Bank of New York
                  Attn: P & I Department
                  P O Box 19266
                  Newark, NJ  07195

                  (Checks should be made payable to:
                  Nationwide Life Insurance Company,
                  and identified as to issuer, security, principal and interest)

(4) All notices of payment on or in respect to the security should be sent to:

                  Nationwide Life Insurance Company

                                   Schedule A
                  c/o The Bank of New York
                  P O Box 19266
                  Attn:  P & I Department
                  Newark, NJ  07195

           With a copy to:

                  Nationwide Life Insurance Company
                  Attn: Investment Accounting
                  One Nationwide Plaza  (1-32-05)
                  Columbus, Ohio  43215-2220

(5) The original note should be registered in the name of Nationwide Life Insurance Company and delivered to:

                  The Bank of New York
                  One Wall Street
                  3rd Floor - Window A
                  New York, NY  10286
                  F/A/O Nationwide Life Insurance Co. Acct #267829



Tax I.D.#:        31-4156830

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                             Principal Amount of
Name of Purchaser                                           Notes to be Purchased
-------------------                                 ---------------------------------------
PHOENIX LIFE INSURANCE COMPANY                                    $5,000,000
                                                                  $5,000,000



Nominee name in which Notes are to be registered:    Phoenix Life Insurance Company

(1)      For Principal and Interest Payments:

         Pay to:

                  ABA               021 000 021
                  Bank:             Chase Manhattan Bank, N.A.
                  City, State:      New York, NY
                  Acct. No.         900 9000 200
                  Acct. Name:       Income Processing

                  Reference for     G05689, Phoenix Home, PPN = (Pvt. Plcmt. #), OBI
                  Note R-10:        = (issuer name), Rate = (coupon), Due = (mat. date)
                                    INCLUDE Company name, principal and
                                    interest breakdown and premium, if
                                    any.

                  Reference for     G05520, Phoenix Home, PPN = (Pvt. Plcmt. #), OBI
                  Note R-11:        = (issuer name), Rate = (coupon), Due = (mat. date)
                                    INCLUDE Company name, principal and
                                    interest breakdown and premium, if
                                    any.

(2) All notices and communications with respect to payments shall be made to:

                  Phoenix Life Insurance Company
                  c/o Phoenix Investment Partners, Ltd.
                  56 Prospect Street
                  P.O. Box 150480
                  Hartford, Connecticut 06115-0480
                  Attention:  Private Placements Division
                  Telecopier Number:  (860) 403-7248

                                   Schedule A

(3)      All other communications shall be made to:

                  Phoenix Life Insurance Company
                  c/o Phoenix Investment Partners, Ltd.
                  56 Prospect Street
                  P.O. Box 150480
                  Hartford, Connecticut 06115-0480
                  Attention:  Private Placements Division
                  Telecopier Number:  (860) 403-7248

Tax I.D.#:        06-0493340

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS


                                                              PRINCIPAL AMOUNT OF
Name of Purchaser                                            NOTES TO BE PURCHASED
--------------------                                 ---------------------------------------
LUTHERAN BROTHERHOOD                                               $5,000,000

Nominee name in which Notes are to be registered:    Lutheran Brotherhood

(1)      Payments to:
         By Wire:

                  Wells Fargo Bank Minnesota, N.A.
                  ABA #091000019
                  For Credit to Trust Clearing Account # 0000840245
                  Attn:  Carrie Archibald
                  For Credit to:  Lutheran Brotherhood
                  Acct. No.: 12651300

         By Mail:

                  Lutheran Brotherhood
                  Wells Fargo Bank Minnesota, N.A.
                  MAC N 9306-055
                  Investor's Building, 5th Floor
                  733 Marquette Ave.
                  Minneapolis, MN  55485

         All payments must include the following information:

                  A/C Lutheran Brotherhood
                  Account No.:  12651300
                  Security Description
                  Private Placement Number
                  Reference Purpose of Payment
                  Interest and/or Principal Breakdown

(2)      Notices of payments and written confirmation of such wire transfers to:

                  Lutheran Brotherhood
                  Attn: Investment Accounting/Trading Administrator 625 Fourth Avenue South
                  10th Floor
                  Minneapolis, MN  55415

                                   Schedule A

(3)      All other communications to:

                  Lutheran Brotherhood
                  Attn:  Investment Division
                  625 Fourth Avenue South
                  Minneapolis, MN  55415
                  Telecopier:  (612) 340-5776

(4)      Private Placement Notes sent to:

                  Wells Fargo Bank Minnesota, N.A.
                  733 Marquette Avenue
                  Attn:  Client Services - Carrie Archibald
                  MAC N 9306-055
                  Investor's Building, 5th Floor
                  Minneapolis, MN  55479-0051
                  Telecopier:  (612) 667-0550

         With a copy to the Lutheran Brotherhood in-house attorney


Tax I.D.#:        41-0385700

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                            Principal Amount of
Name of Purchaser                                          Notes to be Purchased
--------------------                               ---------------------------------------
AMERICAN UNITED LIFE INSURANCE COMPANY                           $4,000,000


Name in which Notes are to be registered:   American United Life Insurance Company

(1) The Company shall make payment of principal and interest on the bond in immediately available funds by wire transfer to the following bank account:

         PURCHASER                                   ACCOUNT

         AMERICAN UNITED LIFE                        Bank of New York
         INSURANCE COMPANY                           Attn:  P & I Department
                                                     One Wall Street, 3rd Floor
                                                     Window A
                                                     New York, NY 10286
                                                     ABA #021000018, BNF: IOC566

         Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the bond and bond payment date.

(2)      The original bonds should be sent to the following:

                  Bank of New York
                  ATTN:  Kurien Koshy, free receive
                  One Wall Street, 3rd Floor
                  Window A
                  American United Life
                  New York, NY 10286

Tax I.D.#:        35-0145825

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS



                                                          PRINCIPAL AMOUNT OF
Name of Purchaser                                        NOTES TO BE PURCHASED
--------------------                             ---------------------------------------
MODERN WOODMEN OF AMERICA                                      $4,000,000


Name in which Notes are to be registered:   Modern Woodmen of America


(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  The Northern Trust Company
                  50 South LaSalle Street
                  Chicago, IL
                  60675 ABA No. 071-000-152
                  Account Name:  Modern Woodmen of America
                  Account No.  84352

         Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity
         date) of the Notes, a reference to PPN No.                      and the
         due date and application (as among principal, premium and interest) of the payment being made.

(2)      Address for all notices relating to payments:

                  Modern Woodmen of America
                  Attn:  Investment Accounting Department
                  1701 First Avenue
                  Rock Island, IL 61201

(3)      Address for all other communications and notices:

                  Modern Woodmen of America
                  Attn:  Investment Department
                  1701 First Avenue
                  Rock Island, IL 61201

Tax I.D.#:        36-1493430

                                   Schedule A

                                                                      SCHEDULE B

                                  DEFINED TERMS

                   As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                   "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

                   "APPLICABLE TAXING AUTHORITY" is defined in Section 5.9.

                   "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed.

                   "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                   "CHANGE OF CONTROL EVENT" means, the (i) acquisition through purchase or otherwise by any Person, or group of Persons acting in concert (other than the Significant Shareholders), directly or indirectly, in one or more transactions, of beneficial ownership or control of securities representing more than 50% of the combined voting power of the Company's Voting Stock (including the agreement to act in concert by Persons, other than the Significant Shareholders, who beneficially own or control securities representing more than 50% of the combined voting power of the Company's Voting Stock), or (ii) entering into by the Company of a written agreement providing for or contemplating an acquisition described in clause (i) hereof. The date on which the acquisition described in clause (i) of the first sentence occurs is referred to as the "EFFECTIVE DATE OF THE CHANGE OF CONTROL."

                   "CLOSING" is defined in Section 3.

                   "CO-OBLIGOR" and "CO-OBLIGORS" are defined in Section 1.


                                   Schedule B

                   "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                   "COMPANY" means Chicago Bridge & Iron Company N.V., a company organized under the laws of the Kingdom of the Netherlands having its corporate seat in Amsterdam.

                   "CONFIDENTIAL INFORMATION" is defined in Section 20.

                   "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of (i) Consolidated Long-Term Lease Rentals for such period and (ii) consolidated interest expense of the Company and its Subsidiaries (including capitalized interest and the interest component of Capital Leases) for such period.

                   "CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income (i) provisions for income taxes; (ii) Consolidated Fixed Charges and (iii) nonrecurring special charges of
(v) $473,000 taken by the Company in the fiscal quarter ended September 30, 2000, (w) $53,673,000 taken by the Company in the fiscal quarter ended December 31, 2000, (x) $772,000 taken by the Company in the fiscal quarter ended March 31, 2001, (y) not more than $3,273,000 in the aggregate, related to recent acquisitions, to be taken by the Company in the three fiscal quarters ending June 30, September 30 and December 31, 2001, and (z) not more than $10,000,000 in the aggregate, related to the realignment of the Company's High Purity Piping & Technology business, to be taken by the Company in the two fiscal quarters ending June 30 and September 30, 2001.

                   "CONSOLIDATED LONG-TERM LEASE RENTALS" means, for any period, the sum of the minimum amount of rental and other obligations of the Company and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capital Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.

                   "CONSOLIDATED NET INCOME" means, for any period, the net income (or deficit) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect) and (b) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions.

                   "CONSOLIDATED NET WORTH" means, as of any date, consolidated stockholders' equity of the Company and its Subsidiaries on such date, determined in accordance with GAAP.

                   "CONSOLIDATED OPERATING CASH FLOW" means, for any period, Consolidated Net Income for such period, plus, to the extent deducted in determining Consolidated Net Income,

                                   Schedule B

(i) provisions for federal, state and local income taxes, (ii) interest expense (including the interest component of Capital Leases), (iii) depreciation and amortization expense and (iv) nonrecurring special charges of (v) $473,000 taken by the Company in the fiscal quarter ended September 30, 2000, (w) $53,673,000 taken by the Company in the fiscal quarter ended December 31, 2000, (x) $772,000 taken by the Company in the fiscal quarter ended March 31, 2001, (y) not more than $3,273,000 in the aggregate, related to recent acquisitions, to be taken by the Company in the three fiscal quarters ending June 30, September 30 and December 31, 2001, and (z) not more than $10,000,000 in the aggregate, related to the realignment of the Company's High Purity Piping & Technology business, to be taken by the Company in the two fiscal quarters ending June 30 and September 30, 2001.

                   "CONSOLIDATED TOTAL ASSETS" means, as of any date, the assets and properties of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

                   "CONSOLIDATED TOTAL DEBT" means, as of any date, the Indebtedness of the Company and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

                   "CREDIT AGREEMENT" means the Credit Agreement dated as of December 1, 2000, among the Company, the Subsidiaries party thereto, the financial institutions party thereto, Bank One, NA, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Harris Trust and Savings Bank as Documentation Agent, as such agreement has heretofore been amended and may be amended, modified, supplemented, refinanced or replaced from time to time.

                   "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                   "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank One, NA in Chicago, Illinois as its "base" or "prime" rate.

                   "DISPOSITION" is defined in Section 10.8.

                   "ENVIRONMENTAL LAWS" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                                   Schedule B

                   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                   "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                   "EVENT OF DEFAULT" is defined in Section 11.

                   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   "FORM 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission.

                   "FORM 10-Q" means the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 as filed with the Securities and Exchange Commission.

                   "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                   "GOVERNMENTAL AUTHORITY" means

                   (a)       the government of

                             (i) the United States of America or any state or
                   other political subdivision thereof, or

                             (ii) any jurisdiction in which the Company or any
                   Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                   (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                   "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                   (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                                   Schedule B

                   (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                   (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                   (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                   "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

                   "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                   "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

                   (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding (i) earnouts or other forms of contingent purchase prices and (ii) accounts payable arising in the ordinary course of business, but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                                   Schedule B

                   (e) all its liabilities in respect of letters of credit issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) other than liabilities in respect of (i) undrawn amounts under Performance Letters of Credit and (ii) undrawn amounts under letters of credit issued in the ordinary course of business to secure obligations of the Company and its Subsidiaries under workers' compensation and other social security programs;

                   (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Indebtedness shall not include the Company's obligation to Praxair under the Employee Benefits Disaffiliation Agreement dated January 1, 1997 between the Company and Praxair.

                   "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                   "INVESTMENTS" means all investments made, in cash or by delivery of property, directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, Guaranty, advance, capital contribution or otherwise.

                   "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                   "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

                   "MATERIAL" means material in relation to the business, operations, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

                   "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of any of the Company or the Co-Obligors to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

                                   Schedule B

                   "MEMORANDUM" is defined in Section 5.3.

                   "MOODY'S" means Moody's Investors Service, Inc.

                   "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                   "NOTES" is defined in Section 1.

                   "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company or a Co-Obligor, as the case may be, whose responsibilities extend to the subject matter of such certificate.

                   "OTHER PURCHASERS" is defined in Section 2.

                   "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                   "PERFORMANCE LETTER OF CREDIT" means a letter of credit issued to secure ordinary course performance obligations of the Company or a Subsidiary in connection with active construction projects (including projects about to be commenced) or bids for prospective construction projects.

                   "PERMITTED SALE AND LEASEBACK TRANSACTION" means (i) any sale and leaseback by the Company of its Plainfield, Illinois administrative facility and (ii) any sale and lease back of all or any portion of the equipment fleet of the Company and its Subsidiaries, provided that the net proceeds from all of the transactions described in clauses (i) and (ii) do not in the aggregate exceed $20,000,000.

                   "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                   "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                   "PRIORITY DEBT" means, as of any date, the sum (without duplication) of (a) Indebtedness of the Company and any Subsidiary secured by Liens not otherwise permitted by Sections 10.7(a) through (h) and (b) Indebtedness of a Subsidiary that is not permitted by Sections 10.6(a) through
(e).

                                   Schedule B

                   "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                   "PURCHASER" means each purchaser listed in Schedule A.

                   "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                   "REQUIRED HOLDERS" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                   "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company or a Co-Obligor, as the context requires, with responsibility for the administration of the relevant portion of this agreement.

                   "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

                   "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                   "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or a Co-Obligor, as the case may be.

                   "SIGNIFICANT SHAREHOLDERS" means First Reserve Fund VIII, L.P., WEDGE Group Incorporated and their respective Affiliates.

                   "SOURCE" is defined in Section 6.2

                   "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                   "SUBSIDIARY GUARANTOR" is defined in Section 1.

                   "SUBSIDIARY GUARANTY" is defined in Section 1.

                                   Schedule B

                   "THIS AGREEMENT" or "THE AGREEMENT" is defined in Section
17.3.

                   "VOTING STOCK" means securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                   "WHOLLY OWNED SUBSIDIARY" means, at any time, any Subsidiary 100% of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and its Wholly Owned Subsidiaries at such time.

                                   Schedule B

                                                                    EXHIBIT 1(a)


                              [FORM OF SENIOR NOTE]


                    CHICAGO BRIDGE & IRON COMPANY (DELAWARE)
                               CBI SERVICES, INC.
                             CB&I CONSTRUCTORS, INC.
                               CB&I TYLER COMPANY

                                7.34% Senior Note
                                due July 15, 2007


No. [_____]                                                        July 11, 2001
$[_______]                                                      PPN: 16725# AA 4

                   FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CBI SERVICES, INC., a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, and CB&I TYLER COMPANY, a Delaware corporation (collectively, the "Co-Obligors"), jointly and
severally, promise to pay to [                 ], or registered assigns, the
principal sum of $[      ] on July 15, 2007, with interest (computed on the
basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.34% per annum from the date hereof, payable semiannually, on January 15 and July 15 in each year, commencing with the January 15 or July 15 next succeeding the date hereof (except that no interest payment shall be made on July 15, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.34% or (ii) 2% over the rate of interest publicly announced by Bank One, NA from time to time in Chicago, Illinois as its "base" or "prime" rate.

                   Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank One, NA in Chicago, Illinois or at such other place as the Co-Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

                   This Note is one of a series of Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of July 1, 2001 as from time to time amended, the "Note Purchase Agreement"), among Chicago Bridge & Iron Company N.V., the Co-Obligors and the



                                  Exhibit 1(a)
respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

                   This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Obligors will not be affected by any notice to the contrary.

                   The Co-Obligors will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This
Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                   If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of July 1, 2001 of certain Subsidiaries of the Company and the Co-Obligors.

         This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                       CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  Exhibit 1(a)

                                       CBI SERVICES, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CB&I CONSTRUCTORS, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CB&I TYLER COMPANY

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  Exhibit 1(a)

                                                                    EXHIBIT 1(b)


                          [FORM OF SUBSIDIARY GUARANTY]


         THIS GUARANTY (this "Guaranty") dated as of July 1, 2001 is made by the undersigned (each, a "Guarantor"), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                              W I T N E S S E T H:

         WHEREAS, CHICAGO BRIDGE & IRON COMPANY N.V., a company organized under the laws of the Kingdom of the Netherlands having its corporate seat in Amsterdam (the "Company"); and CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, CBI SERVICES, INC., a Delaware corporation, CB&I CONSTRUCTORS, INC., a Texas corporation, and CB&I TYLER COMPANY, a Delaware corporation (each of the foregoing being a Wholly Owned Subsidiary of the Company and hereinafter referred to individually as a "Co-Obligor" and collectively as the "Co-Obligors"), and the initial Holders have entered into a Note Purchase Agreement dated as of July 1, 2001 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Purchase Agreement") pursuant to which the Co-Obligors will issue Notes to the initial Holders;

         WHEREAS, each Guarantor is a Subsidiary or Affiliate of a Co-Obligor and will derive substantial benefits from the purchase by the Holders of the Co-Obligors' Notes;

         WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders; and

         WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantors, and of the purchase of the Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

         SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Note Purchase Agreement.

         SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment




                                  Exhibit 1(b)
by the Co-Obligors of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "Note Documents" and the amounts payable by the Co-Obligors under the Note Documents, and all other monetary obligations of the Co-Obligors thereunder, being sometimes collectively hereinafter referred to as the "Obligations"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Co-Obligors or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Co-Obligors shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Co-Obligors. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

         SECTION 3. Guarantor's Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute, irrevocable (subject to Section 13) and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Co-Obligors or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Co-Obligors shall have any knowledge or notice thereof), including:

                   (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                   (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

                                  Exhibit 1(b)

                   (c) any failure, omission or delay on the part of the Company or the Co-Obligors to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                   (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Co-Obligors, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                   (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                   (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company and the Co-Obligors, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                   (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                   (h) any merger or consolidation of the Company and the Co-Obligors or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company and the Co-Obligors or any Guarantor to any other person;

                   (i) any change in the ownership of any shares of capital stock of the Company and the Co-Obligors or any change in the corporate relationship between the Company and the Co-Obligors and any Guarantor, or any termination of such relationship;

                   (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

                                  Exhibit 1(b)

                   (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Notwithstanding any other provision contained in this Guaranty, each Guarantor's liability with respect to the principal amount of the Notes shall be no greater than the liability of the Co-Obligors with respect thereto.

         SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in
Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company and the Co-Obligors of any breach or default by such Company and the Co-Obligors with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Co-Obligors or such Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

         SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Co-Obligors or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Co-Obligors that may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Co-Obligors to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust,

                                  Exhibit 1(b)
segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

         SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company and the Co-Obligors or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company and the Co-Obligors or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company and the Co-Obligors or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:


                   (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                   (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                   (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be

                                  Exhibit 1(b)
         limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                   (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                   (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                   (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantors and their Subsidiaries taken as a whole;

                   (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                   (h) except as otherwise set forth on Schedule 5.19 to the Note Purchase Agreement, the Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of the Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) the Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) the Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company's address set forth in the Note Purchase Agreement, or in each case at such other address as the Co-Obligors, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

                                  Exhibit 1(b)

         SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

         SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

         SECTION 13. Miscellaneous. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

                                  Exhibit 1(b)

                   IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.



                                     CHICAGO BRIDGE & IRON COMPANY

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI COMPANY LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI OVERSEAS LLC

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     ASIA PACIFIC SUPPLY COMPANY

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CENTRAL TRADING COMPANY, LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                                     HOWE-BAKER INTERNATIONAL, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HOWE-BAKER ENGINEERS, LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HOWE-BAKER HOLDINGS, INC.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HOWE-BAKER MANAGEMENT, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HOWE-BAKER, L.P.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     MATRIX ENGINEERING, LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                                     HBI HOLDINGS, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HOWE-BAKER INTERNATIONAL
                                     MANAGEMENT, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     A&B BUILDERS, LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     MATRIX MANAGEMENT SERVICES, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CALLIDUS TECHNOLOGIES
                                     INTERNATIONAL, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CALLIDUS TECHNOLOGIES, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CONSTRUCTORS INTERNATIONAL, L.L.C

                                  Exhibit 1(b)

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     PROCESS MANAGEMENT, L.L.C.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     XL TECHNOLOGY SYSTEMS, INC.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CHICAGO BRIDGE & IRON COMPANY B.V.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CHICAGO BRIDGE & IRON (ANTILLES) N.V.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     LEALAND FINANCE COMPANY B.V.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     HORTON CBI, LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------

                                  Exhibit 1(b)

                                     Title:
                                           --------------------------------


                                     CBI CONSTRUCTORS LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                                     CB&I (EUROPE) B.V.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI VENEZOLANA, S.A.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI CONSTRUCCIONES S.A.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI EASTERN ANSTALT

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI CONSTRUCTORS PTY. LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CMP HOLDINGS B.V.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                                     CBI HOLDINGS (U.K.) LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     ULTRAPURE SYSTEMS (ASIA PACIFIC) PTE.
                                     LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CB&I (NIGERIA) LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CHICAGO BRIDGE & IRON (ESPANA) S.A.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     CBI (PHILIPPINES) INC.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                                     ARABIAN GULF MATERIAL SUPPLY COMPANY
                                     LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     PACIFIC RIM MATERIAL SUPPLY COMPANY
                                     LIMITED

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     SOUTHERN TROPIC MATERIAL SUPPLY
                                     COMPANY, LTD.

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

                                  Exhibit 1(b)

                     FORM OF JOINDER TO SUBSIDIARY GUARANTY


         The undersigned (the "Guarantor"), joins in the Subsidiary Guaranty dated as of July 1, 2001 from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

                   (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                   (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                   (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                   (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of the Guarantor or any requirement of law;

                   (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                   (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantors and their Subsidiaries taken as a whole;

                   (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

                                  Exhibit 1(b)

                   (h) except as otherwise disclosed in writing to the Holders, the Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of the Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) the Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) the Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Subsidiary Guaranty.

                   IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of __________, ____.


                                               [Name of Guarantor]


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                  Exhibit 1(b)

                                                                  EXHIBIT 4.4(a)

                           FORM OF OPINION OF COUNSEL
                         TO THE COMPANY, THE CO-OBLIGORS
                          AND THE SUBSIDIARY GUARANTORS

         The opinions of Winston & Strawn (as to paragraphs 4, 9 and 10), Robert
H. Wolfe, Esq., Vice President and General Counsel of Chicago Bridge & Iron Company, and De Brauw Blackstone Westbroek P.C., shall be collectively to the effect that:

         1. Each of the Company, each Co-Obligor and each domestic Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and, in the case of the Company, to enter into and perform the Note Purchase Agreement, in the case of each Co-Obligor, to enter into and perform the Note Purchase Agreement and to issue and sell the Notes and, in the case of each domestic Subsidiary Guarantor, to enter into and perform the Subsidiary Guaranty.

         2. The Note Purchase Agreement and, in the case of each Co-Obligor, the Notes have been duly authorized by proper corporate action on the part of the Company and each Co-Obligor, as the case may be, and the Note Purchase Agreement and, in the case of each Co-Obligor, the Notes have been duly executed and delivered by an authorized officer of the Company or each Co-Obligor, as the case may be, and constitute the legal, valid and binding agreements of the Company and each Co-Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Subsidiary Guaranty has been duly authorized by proper corporate action on the part of each domestic Subsidiary Guarantor, has been duly executed and delivered by an authorized officer of each such domestic Subsidiary Guarantor, and constitutes the legal, valid and binding obligation of each domestic Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. Based on the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         5. No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Netherlands, U.S. Federal or Texas or Illinois state



                                 Exhibit 4.4(a)

Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Company or any Co-Obligor of the Note Purchase Agreement or the offering, issuance and sale by any Co-Obligor of the Notes, and no authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Netherlands, U.S. Federal or Texas or Illinois state Governmental Authority is necessary or required in connection with the execution, delivery and performance by any domestic Subsidiary Guarantor of the Subsidiary Guaranty.

         6. The issuance and sale of the Notes by the Co-Obligors, the performance by the Company of the terms and conditions of the Note Purchase Agreement, the performance by the Co-Obligors of the terms and conditions of the Notes and the Note Purchase Agreement, and the execution and delivery by the Company and the Co-Obligors of the Note Purchase Agreement do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company or any domestic Subsidiary, including the Co-Obligors, pursuant to the provisions of (i) the certificate or articles of incorporation, articles of association, bylaws or code of regulations of the Company or any domestic Subsidiary, including the Co-Obligors, (ii) any loan agreement known to such counsel to which the Company or any domestic Subsidiary, including the Co-Obligors, is a party or by which any of them or their property is bound,
(iii) any other Material agreement or instrument known to such counsel to which the Company or any domestic Subsidiary, including the Co-Obligors, is a party or by which any of them or their property is bound, (iv) any Dutch, U.S. federal or Texas or Illinois state law (including usury laws) or regulation or the Delaware General Corporation Law applicable to the Company or any Co-Obligors, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any U.S. federal or Texas or Illinois state Governmental Authority or the Chancery Court, appellate courts or Secretary of State of the State of Delaware applicable to the Company or any Co-Obligor.

         7. The execution, delivery and performance of the Subsidiary Guaranty will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company, any Co-Obligor or any domestic Subsidiary Guarantor pursuant to the provisions of (i) its certificate or articles of incorporation or by-laws, (ii) any loan agreement known to such counsel to which the Company, any Co-Obligor or any domestic Subsidiary Guarantor is a party or by which any of them or their property is bound, (iii) any other Material agreement or instrument known to such counsel to which the Company, any Co-Obligor or any domestic Subsidiary Guarantor is a party or by which any of them or their property is bound, (iv) any Dutch, U.S. federal or Texas or Illinois state law or regulation or the Delaware General Corporation Law applicable to the Company, any Co-Obligor or any domestic Subsidiary Guarantor, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any U.S. federal or Texas or Illinois state Governmental Authority or the Chancery Court, appellate courts or Secretary of State of the State of Delaware applicable to the Company, any Co-Obligor or any domestic Subsidiary Guarantor.

         8. Except as disclosed in Section 5.8 to the Note Purchase Agreement or in Item 3 to the Form 10-K, to such counsel's knowledge there are no actions, suits or proceedings pending,

                                 Exhibit 4.4(a)
or threatened against, or affecting the Company, any Co-Obligor or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

         9. None of the Company, any Co-Obligor or any other domestic Subsidiary is (i) a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         10. The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinions of Robert H. Wolfe, Esq., and De Brauw Blackstone Westbroek P.C. shall state that Gardner, Carton & Douglas may rely on such opinions to the extent set forth in such counsel's opinion and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company, the Co-Obligors and the domestic Subsidiary Guarantors. With respect to matters governed by the laws of the State of Texas, such counsel may rely upon the opinion of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.

                                 Exhibit 4.4(a)

                                                                  EXHIBIT 4.4(b)


                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The opinion of Gardner, Carton & Douglas, special counsel to the Purchasers, shall be to the effect that:

         1. Each of the Company and each Co-Obligor is a corporation organized and validly existing in good standing under the laws of its state of incorporation, with requisite corporate power and authority to enter into the Agreement and, in the case of each Co-Obligor, to issue and sell the Notes.

         2. The Note Purchase Agreement and, in the case of each Co-Obligor, the Notes have been duly authorized by proper corporate action on the part of the Company and each Co-Obligor, as the case may be, have been duly executed and delivered by an authorized officer of the Company and each Co-Obligor, as the case may be, and constitute the legal, valid and binding agreements of the Company and each Co-Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Subsidiary Guaranty constitutes the legal, valid and binding obligation of each domestic Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and the execution and delivery of the Subsidiary Guaranty does not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company or any Co-Obligor.

         6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is necessary in connection with the execution and delivery of the Agreement or the Notes.


                                 Exhibit 4.4(b)

The opinion of Gardner, Carton & Douglas also shall state that the opinions of Winston & Strawn, Robert H. Wolfe, Esq., and De Brauw Blackstone Westbroek P.C. delivered to you pursuant to the Agreement, are satisfactory in form and scope to Gardner, Carton & Douglas, and, in its opinion, it and the Purchasers are justified in relying thereon. As to matters of Dutch and Texas law, Gardner, Carton & Douglas may rely on the opinions of counsel for the Company, the Co-Obligors or the Subsidiary Guarantors. The opinion shall also cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.



                                       2

                                 Exhibit 4.4(b)